UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 17, 2012

GYRODYNE COMPANY OF AMERICA, INC.

(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, Suite 24
ST. JAMES, NEW YORK 11780

(Address of principal executive
offices) (Zip Code)

(631) 584-5400

Registrant’s telephone number,
including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2012, Gyrodyne Company of America, Inc. (the “Company”) entered into an engagement letter with Rothschild Inc. (the “Agreement”), pursuant to which Rothschild has been engaged as the Company’s financial advisor.  The services to be provided by Rothschild will include advice with respect to the development of a strategy to maximize shareholder value, assistance in structuring and evaluating potential transactions and/or one or more distributions, participation in negotiations relating to a transaction and soliciting and evaluating indications of interest.  Rothschild’s compensation will primarily consist of a $100,000 monthly advisory fee and success fees for a significant distribution, a liquidation of the Company’s assets or a sale of the Company, provided that the foregoing fees combined with the fee payable for any fairness opinion may not exceed $2 million in the aggregate.  Rothschild may also be entitled to an “outperformance payment” if proceeds exceed certain targets.  The Agreement contains other customary terms and conditions and may be terminated by either party after ninety days, in the event of which Rothschild would be entitled to its success fees upon the consummation of a distribution, liquidation or sale of the Company within specified post-termination time periods.  On August 23, 2012, the Company issued a press release announcing the execution of the Agreement, a copy of which has been attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2012, the Board of Directors of the Company appointed Gary Fitlin (age 46) as the Interim President and Chief Executive Officer (principal executive officer) of the Company, effective immediately.  Mr. Fitlin will also continue to serve in his current positions as the Company’s Chief Financial Officer and Treasurer.  The Company will continue its search for a replacement for Stephen V. Maroney, its former Chief Executive Officer and President, who resigned as an officer and director effective August 16, 2012.  On August 23, 2012, the Company issued a press release announcing the appointment of Mr. Fitlin as Interim President and Chief Executive Officer, a copy of which has been attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously disclosed by the Company, Mr. Fitlin was appointed as the Company’s Chief Financial Officer and Treasurer in October 2009.  Prior to joining the Company, he was Director of Accounting Implementation for Lexington Realty Trust, a publicly traded real estate investment trust (“REIT”) listed on the New York Stock Exchange, from July 2006 to March 2008, where he was responsible for mergers and acquisitions.  Prior to that, Mr. Fitlin served as Vice President and Corporate Controller for Source Media (f/k/a Thomson Media), a publisher and software solutions provider, from June 2005 to July 2006, where he was responsible for global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration.  Prior to that, he served as a senior financial officer for various publicly traded companies where he was responsible for mergers and acquisitions, global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration.  Mr. Fitlin is a Certified Public Accountant.

Key Attributes, Experience and Skills: Mr. Fitlin has important executive and accounting experience generally, as well as relevant REIT and mergers and acquisitions expertise.

Family Relationships: Mr. Fitlin does not have a family relationship (defined in Item 401(d) of Regulation S-K as any relationship by blood, marriage, or adoption, not more remote than first cousin) with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer.

Transactions with Related Persons:  None

Material Plan, Contract or Arrangement:  The compensation arrangements between the Company and Mr. Fitlin are set forth in an Offer Letter and a Deferred Bonus Agreement, each executed on October 22, 2009 (collectively, the “Fitlin Agreements”).  Pursuant to the Fitlin Agreements, Mr. Fitlin joined the Company at a base salary of $158,000 per year plus deferred bonus equal to $75,000 for each full year (or portion thereof) of service during the three-year period ending October 21, 2012.  The deferred bonus payments vested or will vest on October 21 of each of 2010, 2011 and 2012, respectively.  If a change-in-control of Gyrodyne occurs prior to any vesting dates, Mr. Fitlin will receive the amount of any vested deferred bonuses, plus a “pro rata” portion of the bonus for the current period for each month of services rendered.  The deferred bonus will only be paid upon the earlier of a change-in-control of Gyrodyne or October 21, 2012, regardless of when vesting occurs.  Under the Fitlin Agreements, a change-in-control is deemed to occur upon the first to occur of any event described as either a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined under Section 409A of the Internal Revenue Code.  The Company is currently negotiating the terms of a new employment agreement with Mr. Fitlin.  Following the execution of a new employment agreement, the Company will disclose the material terms thereof in an amendment to this Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission.

Item 8.01 Other Events

On August 23, 2012, the Company issued a press release announcing that the Company has engaged Skadden, Arps, Slate, Meagher & Flom LLP as a legal advisor to provide corporate transactional and REIT tax advice in connection with the Company’s execution of its strategic plan.  A copy of the press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. __________	Document _________
99.1	Press release, dated August 23, 2012, announcing the engagement of Rothschild Inc. as financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP as legal advisor, and the appointment of Gary Fitlin as Interim President and CEO.

Forward-Looking Statement Safe Harbor

The statements made in this Form 8-K that are not historical facts constitute “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives.  Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne’s undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne’s SEC reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Gary Fitlin
Gary Fitlin
Interim President and Chief Executive Officer

Date: August 23, 2012